- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                         ______________________________

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the registrant
[ ]  Filed by party other than the registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                         ______________________________

                           REUTER MANUFACTURING, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                         ______________________________

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

     2  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        -----------------------------------------------------------------------

     4  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

     5  Total fee paid:

        -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1  Amount Previously Paid:

        -----------------------------------------------------------------------

     2  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

     3  Filing Party:

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     4  Date Filed:

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
                           REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343

                                                                  April 29, 1996

Dear Shareholder:

    You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. The meeting will be held on Thursday, May 30, 1996 at 2:00 p.m. local time at Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

    We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Very truly yours,

                                                   /S/ JAMES W. TAYLOR
                                          James W. Taylor
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 1996

                            ------------------------

TO THE SHAREHOLDERS OF REUTER MANUFACTURING, INC.:

    The Annual Meeting of Shareholders of Reuter Manufacturing, Inc. will be held on Thursday, May 30, 1996, at 2:00 p.m. local time at Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

    1. To elect two directors to serve a three-year term, or until their successors are elected and qualified.

    2. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 1996.

    3. To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

    Only shareholders of record as shown on the books of the Company at the close of business on April 5, 1996 will be entitled to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors

                                                /S/ WILLIAM H. JOHNSON
                                          William H. Johnson
                                          SECRETARY

April 29, 1996

                           REUTER MANUFACTURING, INC.
                           410 ELEVENTH AVENUE SOUTH
                            HOPKINS, MINNESOTA 55343
                                 (612) 935-6921

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 30, 1996

                            ------------------------

                                  INTRODUCTION

    The 1996 Annual Meeting of Shareholders of Reuter Manufacturing, Inc. (the "Company") will be held on Thursday, May 30, 1996, at 2:00 p.m. local time at Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, or at any adjournments thereof, for the purposes set forth in the Notice of Meeting.

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock. This Proxy Statement, the Proxy and the Notice of Meeting are being mailed to shareholders beginning on or about April 29, 1996.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by (i) giving notice of such revocation to the Secretary of the Company prior to the Annual Meeting, or by appearing at the Annual Meeting and giving written notice of revocation to the Secretary of the Company prior to use of the proxy, (ii) filing a duly executed proxy bearing a later date with the Secretary of the Company, or (iii) appearing at the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Signed proxies on which no specification is made will be voted in favor of the nominees for director listed in the Proxy Statement and for the proposals in the Notice of Annual Meeting.

    Shares represented by a Proxy Card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a Proxy Card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter and thus will be counted as votes against that matter. In general, shares of Common Stock represented by a properly signed and returned Proxy Card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflect abstentions (or is left blank) or reflects a broker non-vote on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

    Only holders of Common Stock of record at the close of business on April 5, 1996 will be entitled to vote at the Annual Meeting. On April 5, 1996, the Company had 3,191,520 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock (1,595,761 shares) is required for a quorum for the transaction of business.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINATION

    The Company's Restated Articles of Incorporation provide that the Board of Directors shall consist of not less than three nor more than 15 members, as determined from time to time by the Board, divided into three classes of as nearly equal number as possible. The term of each class is three years and the term of one class expires each year in rotation. The Board of Directors has determined that there will be six directors of the Company for the ensuing year. The terms of Edward E. Strickland and Kenneth E. Daugherty expire this year. Accordingly, the Board has nominated Messrs. Strickland and Daugherty to serve as a director of the Company for a term of three years, expiring at the 1999 Annual Meeting of Shareholders, or until their successors are elected and qualified.

    Proxies can only be voted for the number of persons named as nominees in this Proxy Statement. The election of a nominee requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy for directors at the Annual Meeting. The Board recommends a vote FOR the election of the nominees listed below. In the absence of other instructions, the proxies will be voted for the nominees listed below. If, prior to the Annual Meeting, the Board should learn that directors will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have been voted for such nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

                                                                                                    DIRECTOR
      NAME OF NOMINEES                             PRINCIPAL OCCUPATION                       AGE    SINCE
- -----------------------------  -------------------------------------------------------------  ----  --------
NOMINEES FOR THREE-YEAR TERMS EXPIRING IN 1999:

Edward E. Strickland*          Chairman of the Board of Directors of the Company               69      1989

Kenneth E. Daugherty**         President of KD Consulting, Inc.                                57      1990

DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 1998:

Gary W. Laidig                 Minnesota State Senator                                         47      1990

James W. Taylor                President, Chief Executive Officer and Chief Financial          77      1989
                                Officer of the Company, President of Taylor Consultants,
                                Inc. (management and financial consulting)

Caroline Avey**                Independent Consultant                                          40      1992

                                                                                                    DIRECTOR
      NAME OF NOMINEES                             PRINCIPAL OCCUPATION                       AGE    SINCE
- -----------------------------  -------------------------------------------------------------  ----  --------
DIRECTOR NOT STANDING FOR ELECTION WHOSE TERM EXPIRES IN 1997:

James H. McGuire*              President of NJK Holding Corporation (Investment and            52      1990
                                Management Company)

- ------------------------
 *  Members of Audit Committee
**  Members of Compensation and Stock Option Committee

OTHER INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

    Except as indicated below, there has been no change in principal occupations or employment during the past five years for the nominees or other directors. There are no family relationships between or among the nominees of the Company.

    Mr. Strickland served on the Executive Committee of the Board of Directors, which performed the duties of Chief Executive Officer, from October 1, 1990 until January 28, 1991. He has been Chairman of the Board of Directors since that time. He has been an independent financial consultant for more than eight years. Mr. Strickland also serves as a director of AVECOR Cardiovascular Inc., Bio-Vascular, Inc., Communication Systems Inc., Hector Communications Corp. and Quantech, Ltd.

    Dr. Daugherty served as a Professor at the University of North Texas for over fifteen years until his retirement from that position in 1995. Currently, Dr. Daugherty is the President of KD Consulting, Inc., a consulting firm. Dr. Daugherty also serves as a director of TRAC Laboratories, Inc., The KEDS, Inc. and Pyro Industries, Inc.

    Mr. Taylor also is a director of Compositech Ltd.

    Ms. Avey has been a director of the Company since 1992. She had been an Account Executive with Business Incentives, Inc., a performance services company, from April 1991 until January 31, 1994 and is now performing consulting work for International Learning Systems. Prior to April 1991, Ms. Avey was employed by U.S. West Financial Services, Inc., a financial services company, most recently as Manager, Project Finance.

    Mr. McGuire has been President of NJK Holding Corporation since October 1992. He has also been the Chairman of the Board of Intercim Corporation, a supplier of factory floor information software and services, since January 1989 and was Chief Executive Officer of Intercim from 1987 to 1992. Mr. McGuire also serves as a director of Sylvan Learning Systems, Inc., a public company.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    Standing committees of the Board of Directors include the Audit Committee, the Compensation and Stock Option Committee and the Nominating Committee.

    The Audit Committee provides assistance to the Board in satisfying its fiduciary responsibilities relating to the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The members of the Audit Committee are Messrs. Strickland and McGuire. The Audit Committee met one time in 1995.

    The Compensation and Stock Option Committee reviews general programs of compensation and benefits for all employees of the Company, reviews salary levels, bonuses and other form of compensation paid to the Company's officers, makes recommendations to the Board concerning such compensation and administers the Company's stock-based employee benefit plans. The members of the Compensation and Stock Option Committee are Ms. Avey and Mr. Daugherty. The Compensation and Stock Option Committee met one time in 1995.

    The Nominating Committee identifies, evaluates and nominates persons for election to the Board and makes recommendations to the Board with respect to such persons. The Nominating Committee will consider nominees recommended by shareholders if submitted in writing to the Secretary of the Company at the Company's principal office address specified at the beginning of the first page of this Proxy Statement. All directors who are not employees of the Company are members of the Nominating Committee, and it did not meet during 1995.

    The Company's Board of Directors met three times during 1995, and took action pursuant to unanimous written consent resolutions eight times during 1995. All of the Directors attended 75% or more of the meetings with the Board of Directors and all committees on which they served during 1995, except for Mr. McGuire who was absent from two Board meetings.

DIRECTOR COMPENSATION

    Until August 1995, when the Company's director compensation policy was suspended, all directors of the Company, except for Messrs. Taylor and Strickland, received compensation for their services as directors at the rate of $400 per month, as well as a meeting fee in the amount of $500 for each Board and committee meeting attended. Directors are not compensated for telephonic meetings.

    The Company has entered into a consulting agreement with Mr. Strickland, which may be terminated at any time by the Company. Under this agreement, Mr. Strickland is to be paid a retainer of $2,000 per month, plus reimbursement for all reasonable business expenses. This agreement was suspended in July 1995. During 1995, Mr. Strickland received $12,000 for services rendered under this agreement.

    In November 1992, the Company entered into a consulting agreement with Taylor Consultants, Inc. ("Taylor Consultants") whereby Taylor Consultants agreed to provide the services of James W. Taylor to act as President and Chief Executive Officer of the Company. Through July 1995, Taylor Consultants was paid $13,000 per month for its services and reimbursed for all reasonable expenses. Effective August 1995, Taylor Consultants will be paid $12,000 per month under the consulting agreement. Taylor Consultants is an independent contractor, and neither it nor Mr. Taylor is an employee of the Company. The agreement may be terminated by either party upon 30 days written notice. During 1995, Taylor Consultants received $121,000 for services under this agreement. See "Executive Compensation and Other Benefits -- Summary of Cash and Certain Other Compensation -- Summary Compensation Table."

    Prior to April 1995, the Company maintained the 1991 Non-Employee Director Stock Option Plan, pursuant to which members of the Board of Directors who are not employees of the Company or any subsidiary received periodic grants of non-qualified stock options. The Plan was terminated in April 1995 and no options were granted under the Plan in 1995.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides summary information concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the executive officers of the Company whose cash and non-cash salary and bonus exceeded $100,000 in 1995.

                           SUMMARY COMPENSATION TABLE

                                                         LONG-TERM
                                                       COMPENSATION
                                                          AWARDS
                                                       -------------
                                ANNUAL COMPENSATION     SECURITIES
                               ----------------------   UNDERLYING
 NAME AND PRINCIPAL POSITION     YEAR     SALARY (1)      OPTIONS
- -----------------------------  ---------  -----------  -------------
James W. Taylor                     1995  $   121,000             0
 Chief Executive Officer            1994  $   156,000       100,000
                                    1993  $   156,000         4,000

- ------------------------
(1) Mr. Taylor's annual salary for 1993, 1994 and 1995 represents consulting fees paid to him for services rendered as President and Chief Executive Officer of the Company.

OPTION GRANTS AND EXERCISES

    There were no options granted to or exercised by the named executive officer during 1995. The following table provides information as to the value of options held by the named executive officer.

                         AGGREGATED OPTION EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES (1)

                                             NUMBER OF                         VALUE OF UNEXERCISED
                                        UNEXERCISED OPTIONS                    IN-THE-MONEY OPTIONS
                                         AT FISCAL YEAR END                   AT FISCAL YEAR END (2)
                                 ----------------------------------  ----------------------------------------
                                 EXERCISABLE     NON-EXERCISABLE        EXERCISABLE        NON-EXERCISABLE
                                 -----------  ---------------------  -----------------  ---------------------
James W. Taylor................     139,000                 0                    0                    0

- ------------------------
(1) In the fiscal year ended December 31, 1995, no options were exercised by the named executive officer. The exercise price may be paid in cash or, in the Compensation and Stock Option Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation and Stock Option Committee also has the discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise of an option or both the grant and an exercise of an option.

(2) The fair market value of the Common Stock on December 29, 1995 was less than the exercise price of all such options.

                     PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                            OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of the dates indicated by (i) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation and Other Benefits -- Summary of Cash and Certain Other Compensation" and (iv) all executive officers and directors of the Company as a group.

                                                                               SHARES OF COMMON STOCK
                                                                             BENEFICIALLY OWNED (1)(2)
                                                                          --------------------------------
NAME                                                                         AMOUNT      PERCENT OF CLASS
- ------------------------------------------------------------------------  -------------  -----------------
Edward E. Strickland....................................................     260,250(3)           8.1%
 520 Warbass Way
 Friday Harbor, WA 98250
James W. Taylor.........................................................     237,600(4)           7.1%
 719 Lenape Trail
 Westfield, NJ 07090
Richard W. Perkins......................................................     234,200(5)           7.3%
 730 East Lake Street
 Wayzata, MN 55391
Kenneth E. Daugherty....................................................     143,100(6)           4.5%
 University of North Texas
 P.O. Box 5068
 Denton, TX 76203
James H. McGuire........................................................      17,000(7)          *
 7803 Glenroy Road
 Bloomington, MN 55439
Gary W. Laidig..........................................................      14,000(8)          *
 Room 155 -- State Office Building
 St. Paul, MN 55155
Caroline Avey...........................................................      10,000(9)          *
 16341 Wild Plum Circle
 Morrison, CO 80465
All directors and executive officers as a group (10 persons)............     729,511(10)         21.1%

- ------------------------
 *  Less than 1% of the outstanding shares.

(1) As of March 15, 1996, unless noted. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(3) Includes 36,000 shares that Mr. Strickland has the right to acquire within 60 days upon the exercise of options.

(4) Includes 139,000 shares that Mr. Taylor has the right to acquire within 60 days upon the exercise of options.

(5) According to a Schedule 13D dated February 1, 1996, as filed with the Securities and Exchange Commission. Does not include 41,650 shares beneficially owned by Perkins Capital Management, Inc., as to which shares Mr. Perkins disclaims beneficial ownership.

(6) Includes 14,000 shares that Mr. Daugherty has the right to acquire within 60 days upon the exercise of options.

(7) Includes 17,000 shares that Mr. McGuire has the right to acquire within 60 days upon the exercise of options.

(8) Includes 14,000 shares that Mr. Laidig has the right to acquire within 60 days upon the exercise of options.

(9) Includes 10,000 shares that Ms. Avey has the right to acquire within 60 days upon the exercise of options.

(10) Includes an aggregate of 268,750 shares that executive officers and directors have the right to acquire within 60 days pursuant to the exercise of outstanding options.

                              CERTAIN TRANSACTIONS

    In January 1996, the Company and Sanwa Business Credit Corporation ("Sanwa") entered into a Loan and Security Agreement (the "Loan Agreement") and a series of related agreements, pursuant to which, Sanwa agreed to restructure the Company's obligations to guarantee repayment of a loan from Sanwa to EPR, Inc., a wholly owned subsidiary of the Company. In connection with the Loan Agreement, the Company and Sanwa entered into separate Standstill Agreements with each of James Taylor, the President and Chief Executive Officer and a Director of the Company, and Edward E. Strickland, the Chairman of the Board of Directors of the Company. Under the Standstill Agreements, Mr. Taylor and Mr. Strickland each agreed not to, directly or indirectly, acquire, dispose of, or exercise any option or other right to acquire, any Common Stock or option or right to acquire Common Stock of the Company. The Standstill Agreements remain in effect until the earlier of (a) the expiration of the Income Sharing Agreement referred to below, (b) the death of Mr. Taylor or Mr. Strickland, as the case may be, or (c) the occurrence of an "ownership change" in respect of the Company, as defined in
Section 382(g)(1) of the Internal Revenue Code of 1986, as amended. In consideration for entering into the Standstill Agreements, the Company has agreed to pay these individuals, under a predetermined formula, up to an aggregate of $600,000 based on the increases in the market value of shares of Common Stock of the Company that they hold and are unable to trade due to the Standstill Agreements. In connection with the Loan Agreement, the Company and Sanwa also entered into an Income Sharing Agreement which remains in effect until the Company has made total payments of $6,000,000 under the agreement or December 31, 2010, whichever is earlier.

                             SECTION 16 COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Other than with respect to four reports on Form 3 (an initial statement of beneficial ownership) that Messrs. Thomas L. Beltrand, William H. Johnson, Robert D. Klingberg and David D. Sorem failed to timely file upon their election as Section 16 officers of the Company, which were subsequently filed late with the SEC, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were met.

                              INDEPENDENT AUDITORS

    The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1996 and to perform other appropriate accounting and audit services at the request of the Company. Although not required to do so, the Board of Directors wishes to submit the selection of Coopers & Lybrand L.L.P. to the shareholders for ratification. The Board of Directors recommends a vote for ratification of Coopers & Lybrand L.L.P. as independent auditors for the fiscal year ending December 31, 1996. Unless a contrary choice is specified, a proxy solicited by the Board of Directors will be voted for the selection of Coopers & Lybrand L.L.P. If the selection of Coopers & Lybrand L.L.P. is not ratified, the Board of Directors will reconsider its selection. The Company has requested and expects a representative of Coopers & Lybrand L.L.P. to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareholder proposals intended to be presented in the proxy materials relating to the next annual meeting of shareholders must be received by the Company at its principal executive offices on or before December 30, 1996.

                                 OTHER BUSINESS

    The Company knows of no business which will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                          ANNUAL REPORT ON FORM 10-KSB

    THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF APRIL 5, 1996, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO REUTER MANUFACTURING, INC., 410 11TH AVENUE SOUTH, HOPKINS, MINNESOTA 55343, ATTENTION: SECRETARY.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                /S/ WILLIAM H. JOHNSON
                                          William H. Johnson
                                          SECRETARY

Minneapolis, Minnesota
April 29, 1996

                                                                       Appendix

                           REUTER MANUFACTURING, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints JAMES W. TAYLOR and WILLIAM H. JOHNSON, and each of them, as Proxies, each with power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Reuter Manufacturing, Inc. held of record by the undersigned on April 5, 1996, at the Annual Meeting of Shareholders to be held on May 30, 1996, or any adjournment thereof.

1.  ELECTION OF DIRECTORS FOR THREE YEAR TERM EXPIRING IN 1999:

          [ ] FOR all nominees              [ ] AGAINST all nominees
              listed below                      listed below

                   (EXCEPT AS MARKED TO THE CONTRARY BELOW)

             Edward E. Strickland               Kenneth E. Daugherty

            (INSTRUCTION:  TO VOTE AGAINST ANY INDIVIDUAL NOMINEE,
                 PRINT THAT NOMINEE'S NAME ON THE SPACE BELOW.)

_______________________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996:

         [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 ABOVE.

                          (Please sign on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated: ___________________________, 1996


                                       ________________________________________
                                                     Signature


                                       ________________________________________
                                              Signature if held jointly


                                       PLEASE MARK, SIGN, DATE AND RETURN THE
                                       PROXY CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.